UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2025

TEAM, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600

Sugar Land, Texas 77478

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

First Lien Term Loan Agreement

General

On March 12, 2025 (the “Closing Date”), Team, Inc. (the “Company”), as borrower, along with the guarantors party thereto, the lenders party thereto and HPS Investment Partners, LLC, as Agent (the “First Lien Term Loan Agent”), entered into a First Lien Term Loan Credit Agreement (the “First Lien Term Loan Agreement”). Available funding commitments to the Company under the First Lien Term Loan Agreement include a $225 million senior secured first lien term loan (the “First Lien Term Loan”) consisting of a $175 million initial term loan tranche (the “Initial First Lien Term Loans”) and a $50 million delayed draw term loan tranche (the “First Lien Delayed Draw Term Loans”) which is available to be drawn upon from the Closing Date until June 30, 2027 subject to satisfying certain conditions, including pro forma compliance with a First Lien Net Leverage Ratio (as defined in the First Lien Term Loan Agreement) of 3.75 to 1.00 and Liquidity (as defined in the First Lien Term Loan Agreement) of not less than $40,000,000. All outstanding amounts in respect of the First Lien Term Loan under the First Lien Term Loan Agreement mature and become due and payable on March 12, 2030. The proceeds of the Initial First Lien Term Loans under the First Lien Term Loan Agreement were used on the Closing Date, along with the proceeds of the 2025 Second Lien Term Loans (as defined below), to redeem and repay certain term loans outstanding under the 2022 ABL Credit Agreement (as defined below) and the Existing A&R Term Loan Agreement (as defined below). The proceeds of the First Lien Delayed Draw Term Loans will be used to solely repay the obligations under the Second A&R Second Lien Term Loan Agreement (as defined below).

Guarantees and Collateral

The Company’s obligations under the First Lien Term Loan Agreement are guaranteed by certain direct and indirect material subsidiaries of the Company (together with the Company, the “First Lien Term Loan Parties”). The obligations of the First Lien Term Loan Parties are secured on a second priority basis by the ABL Priority Collateral (as defined in the 2025 Intercreditor Agreements (as described below)) and on a first priority basis by substantially all of the other assets of the First Lien Term Loan Parties, subject to the terms of certain intercreditor agreements (the “2025 Intercreditor Agreements”) between the First Lien Term Loan Agent, the Second Lien Term Loan Agent (as defined below), the ABL Agent (as defined below) and the First Lien Term Loan Parties, that set forth the priorities in respect of the collateral and certain related agreements with respect thereto.

Interest, Fees and Prepayments

As of the Closing Date any First Lien Term Loans borrowed under the First Lien Term Loan Agreement bear interest at an annual rate of the Secured Overnight Financing Rate for interest periods of one-, three- or six-months, at the Company’s election, plus a margin of 6.50% per annum. Beginning with the quarter ending September 30, 2025, the interest rate margin may vary from 7.00% to 6.00% depending on the First Lien Net Leverage Ratio (as defined in the First Lien Term Loan Agreement).

Amounts outstanding under the First Lien Term Loans amortize in quarterly installments of 0.25% of the original principal amount borrowed beginning on April 1, 2025.

The Company may make voluntary prepayments of the loans under the First Lien Term Loan Agreement from time to time, and the Company is required in certain instances (subject to certain exceptions) related to change of control, asset sales, equity issuances, non-permitted debt issuances and with annual excess cash flow, to make mandatory prepayments of the loans under the First Lien Term Loan Agreement, subject to certain prepayment premiums as specified in the First Lien Term Loan Agreement (subject to certain exceptions), plus accrued and unpaid interest.

Covenants and Events of Default

The First Lien Term Loan Agreement contains certain conditions to borrowings, events of default and affirmative, negative and financial covenants, including covenants that restrict the Company’s ability to make changes to the nature of the Company’s business, incur, assume or permit to exist additional indebtedness and guarantees, create or permit to exist liens, pay dividends, make distributions or redeem or repurchase capital stock or make investments, engage in transactions with affiliates and make payments in respect of certain debt. The First Lien Term Loan Agreement also requires that the Company not exceed a maximum First Lien Net Leverage Ratio (as defined in the First Lien Term Loan Agreement), tested as of the end of each fiscal quarter, of 5.50 to 1.00. Further, the First Lien Term Loan Agreement includes certain events of default, the occurrence of which may require that the Company pay an additional 2.0% interest on the outstanding loans and other obligations under the First Lien Term Loan Agreement and would permit the lenders thereunder to accelerate the loans under the First Lien Term Loan Agreement.

The foregoing summary of the First Lien Term Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full and complete text of the First Lien Term Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Second A&R Second Lien Term Loan Credit Agreement

On March 12, 2025, the Company as borrower, along with the guarantors party thereto, the lenders party thereto and Cantor Fitzgerald Securities, as Agent (the “Second Lien Term Loan Agent”), entered into a Second Amended and Restated Second Lien Term Loan Credit Agreement (the “Second A&R Second Lien Term Loan Agreement”), which amended and restated the Amended and Restated Term Loan Credit Agreement, dated June 16, 2023 (the “Existing A&R Term Loan Agreement”) by and among the same parties. Available funding commitments to the Company under the Second A&R Second Lien Term Loan Agreement, subject to certain conditions, include a $107,413,198.18 second lien term loan (the “Second Lien Term Loans”) provided by Corre Partners Management, LLC and certain of its affiliates, consisting of a $97,413,198.18 million term loan tranche (the “2025 Second Lien Term Loans”) and a $10.0 million delayed draw term loan tranche (the “Second Lien Delayed Draw Term Loans”) which is available to be drawn upon from the Closing Date until April 15, 2026 subject to satisfying certain conditions, including pro forma Liquidity (as defined in the Second A&R Second Lien Term Loan Agreement) of not more than $20,000,000. All outstanding amounts in respect of the Second Lien Term Loans under the Second A&R Second Lien Term Loan Agreement mature and become due and payable on June 10, 2030. The proceeds of the 2025 Second Lien Term Loans were used on the Closing Date, along with a portion of the proceeds of the First Lien Term Loans, to pay off the Existing Loans (as defined in the Second A&R Second Lien Term Loan Agreement) (including certain interest paid in kind and accrued fees and expenses thereon) outstanding under the Existing A&R Term Loan Agreement. The proceeds of the Second Lien Delayed Draw Term Loans shall be used by the Company for general working capital and liquidity purposes.

Guarantees and Collateral

The Company’s obligations under the Second A&R Second Lien Term Loan Agreement are guaranteed by certain direct and indirect material subsidiaries of the Company (together with the Company, the “Second Lien Term Loan Parties”). The obligations of the Second Lien Term Loan Parties are secured on a second priority basis by substantially all of the assets of the Second Lien Term Loan Parties, subject to the terms of the 2025 Intercreditor Agreements that sets forth the priorities in respect of the collateral and certain related agreements with respect thereto.

Interest, Fees and Prepayments

The Second Lien Term Loans borrowed under the Second A&R Second Lien Term Loan Agreement bear interest at an annual rate of 13.5% from the Closing Date through the earlier of (i) September 30, 2026, and thereafter if the outstanding principal balance of the Second Lien Term Loans exceeds 50% of the principal balance as of the Closing Date, the interest rate will increase by 0.25% quarterly, subject to a maximum rate of 14.5% per annum and (ii) the date on which the Second Lien Delayed Draw Term Loan is borrowed in full, in which case the interest will increase to the maximum rate of 14.5% per annum. Interest under the Second A&R Second Lien Term Loan Agreement is payable quarterly. If the First Lien Net Leverage Ratio (as defined in the Second A&R Second Lien Term Loan Agreement) is greater than or equal to 3.50 to 1.00, then all interest shall be paid in kind; if the First Lien Net Leverage Ratio is less than 3.50 to 1.00 and greater than or equal to 3.00 to 1.00, 50% of the interest shall be payable in cash, with the other 50% to be paid in kind; and if the First Lien Net Leverage Ratio is less than 3.00 to 1.00, all interest will be payable in cash.

Amounts outstanding under the Second Lien Term Loans amortize in quarterly installments varying from 0.00% to 0.25% (depending on the First Lien Net Leverage Ratio) of the original principal amount borrowed beginning on June 30, 2025.

Subject to limitations in the 2025 Intercreditor Agreements, the Company may make voluntary prepayments of the loans under the Second A&R Second Lien Term Loan Agreement from time to time, and the Company is required in certain instances (subject to certain exceptions) related to change of control, asset sales, equity issuances, non-permitted debt issuances and with annual excess cash flow, to make mandatory prepayments of the loans under the Second A&R Second Lien Term Loan Agreement, subject to certain prepayment premiums as specified in the Second A&R Second Lien Term Loan Agreement (subject to certain exceptions), plus accrued and unpaid interest.

Covenants and Events of Default

The Second A&R Second Lien Term Loan Agreement contains certain conditions to borrowings, events of default and affirmative, negative and financial covenants, including covenants that restrict the Company’s ability to make changes to the nature of the Company’s business, incur, assume or permit to exist additional indebtedness and guarantees, create or permit to exist liens, pay dividends, make distributions or redeem or repurchase capital stock or make investments, engage in transactions with affiliates and make payments in respect of certain debt. In addition, the Second A&R Second Lien Term Loan Agreement requires that the Company not exceed a maximum First Lien Net Leverage Ratio (as defined in the Second A&R Second Lien Term Loan Agreement), tested as of the end of each fiscal quarter, of 6.00 to 1.00. Further, the Second A&R Second Lien Term Loan Agreement includes certain events of default, the occurrence of which may require that the Company pay an additional 2.0% interest on the outstanding loans and other obligations under the Second A&R Second Lien Term Loan Agreement and would permit the lenders thereunder to accelerate the loans under the Second A&R Second Lien Term Loan Agreement and terminate any then-outstanding Delayed Draw Commitments (as defined in the Second A&R Second Lien Term Loan Agreement).

The foregoing summary of the Second A&R Second Lien Term Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full and complete text of the Second A&R Second Lien Term Loan Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Amendment No. 6 to ABL Credit Agreement

On March 12, 2025, the Company, along with the guarantors party thereto, the lenders party thereto and Eclipse Business Capital LLC, as Agent (the “ABL Agent”), entered into Amendment No. 6 (“ABL Amendment No. 6”) to the Credit Agreement, dated as of February 11, 2022, among the Company, as borrower agent, the other borrowers from time to time party thereto, the lenders from time to time party thereto, and Eclipse Business Capital, LLC, as Agent (as amended, the “ABL Credit Agreement” and as existing prior to the Closing Date, the “2022 ABL Credit Agreement”). ABL Amendment No. 6 amended the ABL Credit Agreement to, among other things, permit the entry of the Company into the First Lien Term Loan Agreement, the borrowing of the First Lien Term Loans thereunder and the granting of liens with respect thereto and the intercreditor arrangements set forth in the 2025 Intercreditor Agreements, to make conforming changes to the ABL Credit Agreement consistent with the terms of the First Lien Term Loan Agreement and to reflect the payoff of the term loan tranches previously outstanding under the ABL Credit Agreement prior to the Closing Date.

The foregoing summary of ABL Amendment No. 6 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of ABL Amendment No. 6, a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 13, 2025, the Company issued a press release announcing that it had entered into the First Lien Term Loan Agreement, the Second A&R Second Lien Term Loan Agreement and ABL Amendment No. 6. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit number	Description

10.1*	First Lien Term Loan Credit Agreement, dated as of March 12, 2025, by and among Team, Inc., as Borrower, the lenders party thereto, the guarantors party thereto and HPS Investment Partners, LLC, as Agent.

10.2*	Second Amended and Restated Second Lien Term Loan Credit Agreement, dated as of March 12, 2025, by and among Team, Inc., as Borrower, the lenders party thereto, the guarantors party thereto and Cantor Fitzgerald Securities, as Agent.

10.3*	Amendment No. 6 to Credit Agreement, dated as of March 12, 2025, among Team, Inc., as Borrower, the lenders from time to time party thereto, the guarantors party thereto and Eclipse Business Capital LLC, as Agent.

99.1	Team, Inc.’s Press Release issued March 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and similar attachments have been omitted in reliance on Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ Nelson M. Haight
Nelson M. Haight
Executive Vice President, Chief Financial Officer

Dated: March 13, 2025